UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

June 1, 2005

Date of Report (Date of earliest event reported)

MPS Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-24484	59-3116655
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Independent Drive, Jacksonville, Florida 32202

(Address of principal executive offices)

(Zip Code)

(904) 360-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 1, 2005, MPS Group, Inc. issued a press release announcing that its Board of Directors has approved an authorization to repurchase an additional $65 million of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1     MPS Group, Inc. Press Release dated June 1, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 1, 2005	MPS Group, Inc.

/S/ ROBERT P. CROUCH
Robert P. Crouch Senior Vice President, Treasurer and Chief Financial Officer

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